UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2007

____________________

Standard Drilling, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51569 (Commission File Number) 1640 Terrace Way	84-1598154 (I.R.S. Employer Identification No.)
Walnut Creek, CA (Address of Principal Executive Offices)	94597 (Zip Code)
Registrant’s telephone number, including area code: (202) 955-9490 (Former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

The Company has been informed by the NASDAQ Stock Market that all quotations for the Company's securities will be deleted from the OTCBB effective with the open of business on Tuesday, December 18, 2007 due to its failure to satisfy NASD Rule 6530.  As the Company's common shares are currently duly quoted on the OTCBB and the Pink Sheets, the Company's common shares will continue to be quoted on the Pink Sheets under the symbol “STDR”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DRILLING, INC.
Date: December 17, 2007	By: /s/ David Rector
Name: David Rector,
Director